UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RELAY THERAPEUTICS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11

When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Relay Therapeutics, Inc. Meeting Type: Date: Time: Place: Annual Meeting of Stockholders Friday, May 27, 2022 11:00 AM, Eastern Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/RLAY for more details You must register to attend the meeting online and/or participate at www.proxydocs.com/RLAY SEE REVERSE FOR FULL AGENDA INTERNET www.investorelections.com/RLAY TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com The proxy materials available on the Internet include our Proxy Statement, our Annual Report for the fiscal year ended December 31, 2021 and a form of proxy card. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/RLAY Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before May 17, 2022. To order paper materials, use one of the following methods. Relay Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials Annual Meeting of Stockholders to be held on May 27, 2022 For stockholders of record as of March 28, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/RLAY To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. P.O. BOX 8016, CARY, NC 27512-9903

Relay Therapeutics, Inc. Annual Meeting of Stockholders PROPOSAL 1. To elect three class II directors to our board of directors, to serve until the 2025 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal; 1.01 Alexis Borisy 1.02 Mark Murcko, Ph.D. 1.03 Laura Shawver, Ph.D. 2. To consider and act upon an advisory vote on the compensation of our named executive officers; 3. To consider and act upon an advisory vote on the frequency of future advisory votes on the compensation of our named executive officers; 4. To consider and approve an amendment to our Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000; 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and 6. To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 4 AND 5 THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.